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                                                                    EXHIBIT 10.1

                       METROPOLITAN HEALTH NETWORKS, INC.
                             2001 STOCK OPTION PLAN


                                   ARTICLE I.

                           PURPOSE AND EFFECTIVE DATE

         1.1. Purpose. The purpose of the Plan is to enable the Company to attract, retain and reward employees, directors and other individuals who are providing significant services to the Company, by offering such individuals an opportunity to have a greater proprietary interest in and a closer identity with the Company and its financial success through the award of Incentive Stock Options and Nonqualified Stock Options.

         1.2. Effective Date. The Plan shall be effective ____________, 2001 (the "Effective Date") and shall remain in effect until terminated in accordance with Article VIII; provided, however, in no event may an Incentive Stock Option be granted under the Plan on or after the tenth anniversary of the Effective Date or the date the Plan is approved by the Company's stockholders, whichever is earlier.

                                  ARTICLE II.

                                   DEFINITIONS

         When used in the Plan and initially capitalized, the following words and phrases shall have the meanings indicated:

         2.1. "Administrator" means the administrator of the Plan determined in accordance with Section 3.1.

         2.2.     "Board" means the Board of Directors of the Company.

         2.3. "Cause" means, in the reasonable judgment of the Administrator, (i) the willful and continued failure by the Participant to substantially perform his or her duties with the Company (other than any such failure resulting from the Participant's being disabled); (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; (iii) the engaging by the Participant in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Board, the Participant's creditability and reputation no longer conforms to the standard of the Company's employees, or (iv) the Participant is convicted of a felony. No act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company and its Subsidiaries. Notwithstanding this Section 2.3, in the event that a Participant is subject to an employment agreement with the Company, Cause shall have the same meaning as that set forth in the Participant's employment agreement.

         2.4. "Change of Control" means the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally; the approval by

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the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities; a liquidation or dissolution of the Company; or of the sale of all or substantially all of the Company's assets.

         2.5.     "Code" means the Internal Revenue Code of 1986, as amended.

         2.6. "Common Stock" means the common stock of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 4.2.

         2.7. "Company" means Metropolitan Health Networks, Inc. and any successor thereto.

         2.8. "Disabled" or "Disability" means a physical or mental disability which renders the Participant incapable, after reasonable accommodation, of performing the duties of his or her position, and the condition, in the opinion of a physician selected by the Company, is expected to have a duration of not less than 12 months. In the event of a dispute as to whether the Participant has a Disability, the Company may refer the same to a licensed practicing physician of the Company's choice, and the Participant agrees to submit to such tests and examination as such physician shall deem appropriate. A Participant shall not be considered Disabled unless the Administrator determines that the Disability arose prior to such Participant's Termination Date.

         2.9. "Eligible Individual" means an employee, or director of the Company and any other person providing material services to the Company as a consultant, advisor or independent contractor.

         2.10. "Fair Market Value". The Fair Market Value shall be equal to, as of any date, the price per share of the Common Stock on the applicable stock exchange. In the event the Common Stock is no longer traded on a stock exchange, Fair Market Value shall mean the amount determined by the Board using such good faith valuation methods as it deems appropriate.

         2.11. "Incentive Stock Option" means an Option that is intended to satisfy the requirements of an "incentive stock option" within the meaning of Code Section 422.

         2.12. "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

         2.13. "Option" means an option to purchase shares of Common Stock which is either an Incentive Stock Option or Nonqualified Stock Option.

         2.14. "Participant" means an Eligible Individual who is granted an Option under the Plan pursuant to Article V.

         2.15. "Plan" means the Metropolitan Health Networks, Inc. 2001 Stock Option Plan, as amended from time to time.

         2.16. "Related Company" means any company during any period in which it is a subsidiary corporation (as that term is defined in Code Section 424(f)) with respect to the Company


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         2.17.    "Termination Date" means the date the Participant both ceases to be an employee of the Company and ceases to perform material services for the Company, including, but not limited to, advisory or consulting services or services a member of the Board.

                                  ARTICLE III.

                                 ADMINISTRATION

         3.1. Administration. The Board or a compensation committee thereof shall be the "Administrator" of the Plan and shall have the authority to control and manage the operation and administration of the Plan; provided, that, the Board, in its sole discretion, may delegate administration of the Plan to a committee composed of not fewer than two members of the Board. If administration is delegated to a committee, references in the Plan to the Administrator shall be deemed to refer to such committee.

         3.2. Authority of Administrator. The Administrator shall have the authority to approve Eligible Individuals for participation; to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; and to accelerate the exercisability of any Option or the termination of any restriction under any Option. Options may be subject to such provisions as the Administrator shall deem advisable, and may be amended by the Administrator from time to time; provided that no such amendment may adversely affect the rights of the holder of an Option without such holder's consent.

         3.3. Powers of the Administrator. The Administrator may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

         3.4. Indemnification. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it. To the maximum extent permitted by applicable law, each such member shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as employees of the Company, as members of the Board or under the by-laws of the Company.

                                  ARTICLE IV.

                        COMMON STOCK SUBJECT TO THE PLAN

         4.1. Common Stock Subject to Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed [to be determined], as adjusted in accordance with Section 4.2. Such shares may be authorized but unissued shares or shares that are currently held or subsequently acquired by the Corporation as treasury shares. Any shares subject to an Option which for any reason expires or terminates without the issuance of Common Stock (including, if applicable, Common Stock that is not issued because it is withheld to satisfy tax withholding or the exercise price) shall again be available for issuance of Options under the Plan.

         4.2. Adjustment to Shares. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to


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shares of Common Stock or other change in corporate structure or capitalization affecting the Common Stock, the type and number of shares of Common Stock which are or may be subject to Options under the Plan and the terms of any outstanding Options (including the number of shares subject to the Option and the price at which they may be purchased) shall be equitably adjusted by the Administrator, in its sole discretion, to preserve the value of the benefits awarded or to be awarded to Participants under the Plan; provided, however, in the event of a Change in Control, the Administrator may substitute awards of equal value for awards under the Plan or cancel outstanding awards in accordance with Article VI.

                                   ARTICLE V.

                                  OPTION AWARDS

         5.1. Eligibility. The Administrator shall determine and designate from among the Eligible Individuals, those persons who shall be granted Options and become Participants under the Plan and the number of shares of Common Stock that shall be subject to each such Option.

         5.2. Terms and Conditions of Options. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator; provided, however, that no Incentive Stock Option shall be awarded to any individual who is not an employee of the Company. To the extent that an Option designated as an Incentive Stock Option does not satisfy the requirements of Section 422 of the Code, it shall be treated as a Nonqualified Stock Option. Each Option granted under the Plan shall be subject to the following terms and conditions, and such other terms and conditions as the Administrator deems appropriate.

                  (a) Exercise Price. The price of each share of Common Stock subject to an Option shall be determined by the Administrator at the time the Option is granted and, in the case of an Incentive Stock Option, shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

                  (b) Vesting of Options. Exercise of an Option is contingent on satisfaction of the vesting conditions, if any, established by the Administrator with respect to such Option at the time of grant. Such conditions may include, but are not limited to, completion of a specified period of service or achievement of performance goals.

                  (c) Expiration Date. Unless the Administrator determines otherwise, Options awarded under the Plan shall expire and no longer be exercisable on the earliest to occur of:

                           (i) the ten-year anniversary of the date the Option
                  was granted;

                           (ii) if the Participant's Termination Date occurs by
                  reason of death or Disability, the first anniversary of such Termination Date;

                           (iii) if the Participant's Termination Date occurs by
                  reason of Cause, such Termination Date; or


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                           (iv) if the Participant's Termination Date occurs for
                  reasons other than death, Disability or Cause, the day which is [90 days] after such Termination Date.

         Unless the Administrator determines otherwise, any portion of an Option which is not exercisable on the Participant's Termination Date for any reason shall expire on such Termination Date and may not thereafter be exercised.

                           (v) Other Terms. Options granted under the Plan may
                  also be subject to such other provisions (whether or not applicable to any other Options granted under the Plan) as the Administrator determines appropriate, including without limitation, provisions to assist the Participant in financing the acquisition of Common Stock, provisions for the forfeiture of, or restrictions on resale or other disposition of Common Stock acquired under any Option, provisions for the acceleration of exercisability or vesting of Options, provisions relating to restrictions on competitive activity, or provisions to comply with Federal and state securities laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

         5.3. Rules Applicable to Incentive Stock Options. In addition to the terms and conditions specified elsewhere in the Plan, the following rules shall be applicable to Incentive Stock Options.

                  (a) Grant Period. An Incentive Stock Option may not be granted more than ten years after the date the Plan is adopted or approved by stockholders of the Corporation, whichever is earlier.

                  (b) Ten Percent-Owner. If a Participant on the date that an Incentive Stock Option is granted owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Corporation, then the exercise price per share shall in no instance be less than 110% of the Fair Market Value per share of Common Stock at the time the Incentive Stock Option is granted, and no Incentive Stock Option shall be exercisable by such Participant after the expiration of five years from the date it is granted.

                  (c) Employee Status. To retain favorable Incentive Stock Option tax treatment, the Option holder must be an employee of the Company at all times from the date the Option is granted through a date that is no more than three months prior to the date it is exercised (or no more than one year prior to the date it is exercised if the Option holder terminates employment due to death or Disability). For this purpose, the first 90 days of an authorized leave of absence (or, if longer, the period the Participant's right to reemployment is guaranteed by statute or contract) shall not be deemed to sever the employment relationship.

                  (d) Limitations on Dispositions. To retain favorable Incentive Stock Option tax treatment, Common Stock received upon the exercise of an Incentive Stock Option may not be disposed of prior to the later of two years from the date the Incentive Stock Option is granted or one year from the date the shares of Common Stock are transferred to the Participant upon exercise of the Incentive Stock Option.


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(e)      Value of Shares. The aggregate Fair Market Value (determined at the date of grant) of the Incentive Stock Options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.

         5.4. Exercise of Options. An Option may be exercised in whole or part, to the extent then exercisable, by filing a written notice with the Secretary of the Corporation at its corporate headquarters. Such notice shall specify the number of shares of Common Stock to be purchased and must be accompanied by payment of the exercise price and applicable withholding taxes. Such payment may be paid in cash or by check or, in the discretion of the Administrator, by the delivery (or certification of ownership) of Common Stock then owned by the Participant, or in any other manner then permitted by the Administrator including, without limitation, a cashless exercise arrangement to the extent provided by the Administrator; provided, however, that payment of the exercise price by delivery of Common Stock then owned by the Participant may be made, if permitted by the Administrator, only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Administrator.

         5.5. Individual Limits on Options. Notwithstanding any other provision of the Plan to the contrary, no Participant shall receive any Option under the Plan to the extent that the sum of:

                  (a)      the number of shares of Stock subject to such Option;

                  (b) the number of shares of Stock subject to all other prior Options under the Plan during the one-year period ending on the grant date of the Option; and

                  (c) the number of shares of Stock subject to all other prior Options granted to the Participant under other plans or arrangements of the Company and Related Companies during the one-year period ending on the grant date of the Option, would exceed the Participant's Individual Limit under the Plan. Subject to the provisions of Section 4.2, the determination made under the foregoing provisions of this Section 5.5 shall be based on the shares subject to the Awards at the time of grant, regardless of when the Awards become exercisable. Subject to the provisions of Section 4.2, a Participant's "Individual Limit" shall be [to be determined] shares of Stock.

                                  ARTICLE VI.

                           [CHANGE IN CONTROL] VERIFY

         In the event of a Change in Control, the Administrator, in its sole discretion, shall take one or more of the following actions with respect to outstanding Options under the Plan:

                  (a)      fully vest all Options outstanding under the Plan; or

                  (b) arrange to have outstanding Options assumed by the successor entity in the Change in Control or replaced with an option of equivalent value to purchase stock of such successor entity; or


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                  (c)      cancel all outstanding Options as of the effective
         date of the Change in Control; provided that notice of such cancellation is given to Participants and Participants shall either (i) have the right to exercise all Options prior to the Change in Control, or (ii) have the right to exercise all Options prior to the Change in Control which are then exercisable and to receive cash or a cash-based deferred compensation program of the successor entity of equivalent value with respect to Options which are not then exercisable.

                                  ARTICLE VII.

                               GENERAL PROVISIONS

         7.1. No Contract of Employment. The Plan does not constitute a contract of employment, and selection as a Participant will not give any individual the right to be retained in the employ of the Company as an employee, advisor or otherwise, nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan.

         7.2. Stockholder Status. No Option under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which shares of Common Stock are registered in his or her name.

         7.3. Limitations on Distributions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any share of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

         7.4. Withholding of Taxes. All distributions and payments under the Plan are subject to the withholding of all applicable taxes.

         7.5. Non-Transferability. Options granted under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. To the extent that a Participant who receives an Option under the Plan has the right to exercise such Option, the Option may be exercised during the lifetime of the Participant only the Participant or his or her guardian or legal representative.

         7.6. Successors. All obligations of the Company under the Plan, with respect to Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

         7.7. Governing Law. The Plan, and all agreements under the Plan, shall be construed in accordance with and governed by the laws of the State of Florida.

         7.8. Agreement with Company. At the time an Option is granted to a Participant under the Plan, the Administrator may require a Participant to enter into an agreement with the Company in a form specified by the Administrator agreeing to the terms and conditions of the Plan and to such additional terms


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and conditions not inconsistent with the Plan as the Administrator, in its sole discretion, may prescribe. At the time an Option is exercised, the Administrator may require the Participant to enter into a stockholders agreement containing restrictions on the transfer of shares of Common Stock and such other terms and conditions as the Administrator, in its sole discretion, may determine.

ARTICLE VIII.

                            AMENDMENT AND TERMINATION

         The Board may at any time amend or terminate the Plan, provided that, subject to Section 4.2 (relating to adjustment of shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Option granted under the Plan prior to the date such amendment or termination is adopted by the Board.


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